EXHIBIT 99.1

Michael Mathews Chairman & Chief Executive Officer December 11, 2019 Nasdaq: ASPU Creating Value by Transforming the College Education Experience LD Micro Main Event 2019

Safe Harbor Statement Certain statements in this presentation and responses to various questions include forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding continued growth in nursing opportunities, expected increase in our market share, the future growth of our new business units, sustained revenue growth, achieving positive Adjusted EBITDA in the fiscal year ending April 30, 2020, the future impact of bookings, our plans regardi ng the opening of new campuses, our campus revenue forecast, our future revenues, our future cash flow from operations, future capital expenditures, expected G&A trends and our liquidity. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they re lat e to us, are intended to identify forward - looking statements. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, res ult s of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward - looking statements are included in our Ris k Factors contained in our Form 10 - K for the fiscal year ended April 30, 2019 and our Form 10 - Q’s for the three and six months ended July 31, 2019 and October 31, 2019. Any forward - looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Regulation G - Non - GAAP Financial Measures. This presentation includes a discussion of Adjusted EBITDA, a non - GAAP financial measure. Certain information regarding this non - GAAP financial measure (including reconciliations to GAAP) is provided in our press release dated October 10, 2019 and on our website at www.aspu.com – Financial Information. 2

3 Aspen Group is an Education Technology Company With Mission of Making College Affordable Again x Our EdTech competitive advantage allows Aspen to offer students lower tuition and financial flexibility, and improve student outcomes x Focused marketing spend and capital investment in high LTV nursing programs drive enrollment, revenue growth, and margin improvement x Industry leading unit economics – high graduation rates, low Customer Acquisition Cost (CAC) and high Marketing Efficiency Ratio (MER) x Disciplined resource management allows us to achieve our growth, Adjusted EBITDA and cash flow targets

Building a Leading EdTech Socially Conscious Nursing College 4 Michael Mathews appointed CEO of Aspen University Launches industry’s only vertically integrated marketing platform Launches online degree program Monthly Payment Plans Nursing degree focus with 100% online curriculum AGI Acquires United States University Expands nursing programs with Master of Science in Nursing - Family Nurse Practitioner (MSN - FNP) program Launches proprietary CRM system with predictive algorithm to increase enrollment growth Launches Bachelor of Science in Nursing (BSN) pre - licensure program with two campuses in Phoenix, AZ This degree program delivers the Largest TAM, lowest Customer Acquisition Cost (CAC) and highest Lifetime Value (LTV) 80% 20% FY 2019 Revenue Mix UNIVERSITY 2011 - 2012 2014 2017 2018

Revolutionizing the College Financial Experience 5 Aspen’s approach to financing college degrees allows greater financial flexibility for students to pursue their career goals and improve their incomes. Monthly Payment Plan – issuing credit minimizes student debt burden after graduation Affordable – Lower tuition costs than comparable campus and online programs 66% of ASPU students pay monthly

Aspen Group’s EdTech Advantage is a Key Differentiator 6 Aspen Group’s best - in - class EdTech infrastructure and proprietary CRM system delivers value and innovation to the education market and fuels our growth Value – gives our students greater financial flexibility with better outcomes • Lower tuition, flexibility in payment options • Better student outcomes • High ROI Innovatio n – drives our market share gains and operational leverage • Monthly Payment Plans • Qualified leads, best qualified students enrolled • Attractive unit economics

7 *As of October 2019 Monthly Fee Payments Deliver Recurring Cash • Monthly payments are interest free and paid over a fixed number of months • Monthly recurring cash in excess of $ 1.6 million* 5,168 5,588 5,861 6,162 6,633 7,028 July '18 October '18 January '18 April '19 July '19 October '19 Monthly Tuition Payers by Quarter +26%

8 ~$150 Average Cost of Lead  4  Conversion Rate* $1,061 Cost/Enrollment * *For Aspen University online nursing + other program, as of October 2019, six - month rolling averages Key Competitive Advantages Drive Growth Key competitive advantages to ASPU model – high conversion rates that drive high rates of enrollment growth • Vertically integrated internet advertising program produces highly qualified leads versus unqualified leads that competitors buy from third - parties • CRM designed to achieve industry leading conversion rates via a proprietary algorithm that recommends to our enrollment advisors which student leads to engage with at the right time

Outstanding Student Outcomes 9 Aspen University alumni that felt they achieved the goals they set when they started the course or program 97% Student Satisfaction As compared to the national average of 60% of students who began a bachelor’s degree at a 4 - year institution 84% Aspen University RN to BSN Graduation Rate Aspen University alumni that graduated without financial aid * 84% Monthly Payment Model *Based on 1,564 Aspen University graduates between 2017 - 2018 Source: NCES; reported to DEAC for CY2018

Macro Trends Fuel Demand for Nursing Degrees 10 More jobs are being created in nursing due to demographics and health trends in an aging population • Aging nursing workforce - almost 50% of Registered Nurses over 40 • Aging American population - 20% Americans will be over 65 by 2030 * CMS Centers for Medicare and Medicaid Services determines fees for services Hospitals require more higher degreed nurses to receive the prestigious Magnet Recognition Designation from American Nurses Credentialing Center (ANCC). • Increases patient demand and improves reimbursements * • Requires that 80% of nursing staff have a BSN degree or higher • On average 40% of nurses only have a 2 - year associates degree

Nursing - Fastest Growing ASPU Student Body 11 Nursing student growth drivers: • High market demand • ASPU targeted marketing • Affordable tuition • Online degree monthly payment plan minimizes student debt ASPU offers affordable nursing degrees from Bachelor to Doctorate, including highly sought - after MSN - FNP and Pre - licensure BSN programs (Nursing represents 83% of total ASPU student body) 7,950 6,206 10,718 8,904 Total Enrollments Nursing Students October '18 October '19 +35% +43%

High Student Value Proposition Drives Enrollment 12 Degree Program Tuition Cost Salary Uplift ** Years to Payback RN to BSN $9,750 * $9,786 1.00 MSN $11,700 * $16,260 0.72 DNP (AU) $18,900 $21,577 0.88 MSN - FNP (USU) $23,250 $27,361 0.98 Salary uplift and expanded career options with a payback of one year or less motivates student to enroll in ASPU programs and graduate *Aspen University tuition rate for RN to BSN and MSN programs **Source: Payscale.com Affordable tuition and improved career options make ASPU nursing degree ROI very attractive

Prioritize Investment to Accelerate Growth 13 Efficient Marketing Spend One marketing dollar spent delivers at least 6.9x revenue and 3.9x contribution margin Expand Pre - licensure BSN Campuses – Plan to Add 2 Campuses Per Year Our Pre - licensure BSN program delivers the highest LTV of all our nursing programs Focusing our resources on growth with highest long - term returns 1 2

Pre - Licensure BSN Campuses - $100 Million Opportunity 14 *Tuition and fees for students with no college credits Pre - licensure BSN program estimated $30,000 LTV per enrollment - the highest of all our nursing programs Assumptions: • $47,600 - average total cost for tuition and fees* • ~2/3 of the 400 first year pre - requisite students matriculate to core clinical program • >90% graduation rate for core clinical students Opening new Texas and Florida campuses in CY 2020 2024 Target of 12 campuses nationally Expected $9 million+ revenue run - rate per campus ~1500 active students by year three per campus

Fiscal Year 2020 Key Metrics 15 Increasing enrollments in highest LTV program while managing costs to achieve positive Adjusted EBITDA Year - over - year enrollment growth of ~30% 54% annual bookings growth to ~$102 million Adjusted EBITDA positive for Fiscal Year 2020 Annual revenue growth to meet or exceed 41% 1 3 2 4

Operating Metrics and Financial Results Second Quarter FY 2020 16

Q2 and Year - to - Date FY 2020 Summary Financials 17 Three months ended Six months ended ($ in millions) October 31, 2019 October 31, 2018 % Change B/(W) October 31, 2019 October 31, 2018 % Change B/(W) Revenue $12.1 $8.1 49% $22.4 $15.3 47% GAAP Gross profit $7.6 $4.1 87% $13.4 $7.4 81% GAAP Gross margin (%) 63% 50% 1,300 bps 60% 48% 1,200 bps Operating Income (Loss) ($0.3) ($2.5) 87% ($2.0) ($5.3) 63% Net Income (Loss) ($0.6) ($2.5) 74% ($2.7) ($5.3) 49% Cash Used in Operations ($0.3) ($2.1) 84% ($2.0) ($5.5) 63% EBITDA (Loss)* $0.5 ($1.9) >100% $(0.5) ($4.2) 88% Adjusted EBITDA (Loss)* $1.4 ($1.3) >100% $1.3 ($3.1) >100%

Strong Bookings Growth and Increased ARPU Fueled by High LTV Program Enrollments 18 *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit. 1,565 2,217 Q2 FY19 Q2 FY20 Total Enrollment $10,434 $14,125 Q2 FY19 Q2 FY20 ARPU $16.3 $31.3 Q2 FY19 Q2 FY20 Total Bookings (in $ millions) +92% +35% +42%

Average Revenue Per User (ARPU) Increased 35% due to Increased Percentages of High LTV Enrollment 19 LTV/ Enrollment Q2 FY'2019 Enrollments % of total Q2 FY'2019 Bookings* Q2 FY'2020 Enrollments % of total Q2 FY'2020 Bookings* AU Online (Nursing + Other) Unit $7,350 1,104 71% $8,114,400 1,196 54% $8,790,600 AU (Doctoral) Unit $12,600 133 9% $1,675,800 190 9% $2,394,000 AU (Pre - Licensure BSN) Unit $30,000 57 4% $1,710,000 437 20% $13,110,000 USU (FNP + Other) Unit $17,820 271 17% $4,829,220 394 18% $7,021,080 Total 1,565 $16,329,420 2,217 $31,315,680 Average Revenue Per User (ARPU)* $10,434 $14,125 *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit. “Average Revenue Per User or (ARPU)” is defined by dividing total bookings by total enrollments.

Consistent Enrollment Growth with Solid Enrollment Advisor Results Across All Programs 20 Q2’19 Q3’19 Q4’19 Q1’20 Q2’20 EAs Enrolls/ Month/EA Aspen (Nursing + Other) 1,104 895 944 941 1,196 47 8.5 Aspen (Doctoral) 133 120 113 198 190 8 7.9 USU (FNP + Other) 271 251 317 514 394 18 7.3 Aspen (Pre - Licensure BSN, AZ Campuses) 57 97 186* 276* 437* 8 18.2 Total 1,565 1,363 1,560 1,929 2,217 81 *Includes prerequisite students for HonorHealth campus and students registered for upcoming start dates awaiting financial clearance

Equity Snapshot 21 As of 12/6/2019 Nasdaq Ticker: ASPU Share Price: $6.92 52 Week Range: $3.58 - $7.44 Market Cap: $134 Million Shares Outstanding: 18.9 Million Management & Director Ownership:  7